SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE SMALL TO MID CAP STOCK FUNDS

Wells Fargo Advantage Discovery Fund(the “Fund”)

            At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved a new exception to the Fund’s closure policy as outlined in the Fund’s Statement of Additional Information (“SAI”).

            Effective October 1, 2015, the section in the Fund’s SAI entitled “Investors Eligible to Purchase Closed Funds” under Additional Purchase and Redemption Information is amended as follows:

  The last bullet under “Existing Shareholders” is replaced with the following:

You sponsor a retirement plan, benefit plan, or retirement plan platform, including: 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, target benefit plans, and nonqualified deferred compensation plans (collectively, “Retirement Plans”) that currently offers the Closed Fund as an investment option. Each such Retirement Plan may add new participants.

  The first bullet under “New Investors” is replaced with the following:

New Retirement plans, including: 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, target benefit plans, and nonqualified deferred compensation plans.

August 13, 2015